Our mission at Rani is to end painful injections for the millions of patients suffering from chronic diseases. Rani Therapeutics Corporate Presentation February 2024 NASDAQ: RANI

This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Forward-looking statements are based on information available at the time those statements are made or on management's good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation and the accompanying oral statements may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include Rani Therapeutics Holdings, Inc.’s (“Rani,” “we,” “us,” or “our”) future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, and our ability to achieve and maintain future profitability, those risks inherent in the preclinical and clinical development process and the regulatory approval process, the risks and uncertainties in commercialization and gaining market acceptance, the commercial potential of oral biologics, our ability to complete development of the RaniPill® HC or any redesign and conduct additional preclinical and clinical studies of the RaniPill HC or any future design of the RaniPill to accommodate higher target payloads, the risks associated with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our product candidates, the risk that we will be unable to obtain necessary capital when needed on acceptable terms or at all, our ability to enter into strategic partnerships and to achieve the potential benefits of such partnerships, competition from other products or procedures, our reliance on third-parties to conduct our clinical and non-clinical trials, the ability of our restructuring announced in November 2023 to deliver the expected results, our reliance on single-source third-party suppliers to manufacture clinical, non-clinical and any future commercial supplies of our product candidates, our ability to continue to scale and optimize our manufacturing processes by expanding our use of automation, our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act, our expectations regarding customer demand for our product candidates, increased regulatory requirements and other factors that are set forth in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and our other public filings made with the SEC and available at www.sec.gov. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would,” or the negative of these terms or other comparable terminology. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Rani does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral statements contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. Forward-Looking Statements

Mir Hashim, Ph.D. Chief Scientific Officer Talat Imran Chief Executive Officer Eric Groen General Counsel Svai Sanford Chief Financial Officer Rani Therapeutics is a public, clinical-stage biotech company developing a platform technology for the oral delivery of biologic drugs. Betsy Gutierrez Vice President, Quality Kate McKinley Chief Business Officer Arvinder Dhalla, Ph.D. Vice President, Clinical Development Jacques Van Dam, M.D. Vice President, Medical Affairs

Our mission at Rani is to end painful injections for the millions of patients suffering from chronic diseases FOCUS: TECHNOLOGY: PIPELINE: DISCOVERY: Oral Delivery of Biologic Drugs with Bioavailability Comparable to Parenteral Products GO HC 3mg Capacity Solid Drug Formulation 200 µL Capacity Liquid Drug Formulation (High Capacity) Immunology & Endocrinology Obesity, Nanobodies, Hemophilia, Bispecific MABs, Fertility 425+ Patent Applications, 225+ Granted Patents

RT-XXX refers to the RaniPill™ capsule containing a biologic in a proprietary Rani formulation * Clinical timelines are subject to potential regulatory agency review delays ** Partnered with Celltrion, Inc. Celltrion grants Rani a license and drug supply for the drug and has a right of first negotiation following a Phase 1 study INDICATION(S) FORMULATION PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 KEY MILESTONE* CORE PROGRAMS RT-111 Psoriasis Phase 1 Study Completed RT-102 Osteoporosis Initiate Phase 2 in 2024 RT-105 Psoriatic Arthritis Initiate Phase 1 RT-110 Hypo-parathyroidism Initiate Phase 1 Development Pipeline PTH-Hypo PTH-OP Adalimumab** Ustekinumab**

RT-XXX refers to the RaniPill™ capsule containing a biologic in a proprietary Rani formulation * Clinical timelines are subject to potential regulatory agency review delays ** Partnered with Celltrion, Inc. Celltrion grants Rani a license and drug supply for the drug and has a right of first negotiation following a Phase 1 study INDICATION(S) FORMULATION PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 KEY MILESTONE* CORE PROGRAMS RT-111 Psoriasis Phase 1 Study Completed RT-102 Osteoporosis Initiate Phase 2 in 2024 RT-105 Psoriatic Arthritis Initiate Phase 1 RT-110 Hypo-parathyroidism Initiate Phase 1 Development Pipeline PTH-Hypo PTH-OP Adalimumab** Ustekinumab**

RT-111 Phase 1 Study Data

Study Overview A Phase 1 Study to Evaluate the Safety, Tolerability and Pharmacokinetics (PK) of RT-111 – RaniPill Capsule Containing Ustekinumab (CT-P43) – Administered Orally to Healthy Volunteers Objective To assess safety, tolerability and PK of Ustekinumab delivered via Oral RaniPill Study Population Healthy men and women volunteers recruited from the general population Study Site Single site in Australia End Points PK parameters, safety and tolerability

Study Design: Single Ascending Doses

- **Study Groups**
  - Control Group: 0.50 mg Stelara SC (N=15)
  - RT-111 Group: 0.50 mg CT-P43 in RaniPill (N=20)
  - RT-111 Group: 0.75 mg CT-P43 in RaniPill (N=20)
- **Protocol**
  - Participants were given a single dose of the study drug (SC or Oral) after an overnight fast
  - Blood samples were collected at various time points over 60 days and analyzed for ustekinumab concentrations
  - Blood samples were analyzed for anti-drug antibodies at 3 timepoints
  - Excretion of device remnants confirmed with imaging

Rani THERAPEUTICS

9

Pharmacokinetics

PK Profiles of Oral Ustekinumab Biosimilar (RT-111) vs SC Stelara Injection Group Cmax  (ng/mL) Tmax  (days) AUC0-t (day.ng/mL) SC 0.5mg (N=15) 56 ± 4 10 ± 0.8 1,566 ± 130 RT-111 0.5mg (N=19) 67 ± 7 3.1 ± 0.2 1,315 ± 150 RT-111 0.75mg (N=16) 92 ± 8 3.3 ± 0.2 1,814 ± 165 Pharmacokinetic Parameters Data shown are Mean ± SE, Data pending final QA review. Estimated bioavailability based on 0.5mg dose Estimated Bioavailability Relative to SC 84%

Safety & Tolerability

Adverse Events SC, 0.50 mg (N=15) RT-111, 0.50 mg (N=20) RT-111, 0.75 mg (N=20) All 1 2 0 Drug-Related Abdominal Bloating 0 1 (5%) 0 Injection Site Rash/Reaction 1 (6.7%) 0 0 RaniPill-Related Burning Sensation in stomach* N/A 1 (5%) 0 Incidence of Adverse Events *Burning sensation in stomach perceived 1 hour after capsule administration and lasted for 30 minutes. However, drug levels were not seen for 10 hours after capsule administration indicating that the capsule had not deployed at time of the reported pain which suggests that this AE is not related to the drug or RaniPill deployment. However, presence of the undeployed capsule in the stomach could have causality to the reported pain.

Incidence of Anti-Drug Antibodies (ADAs) Stelara SC 0.50 mg N=15 RT-111 0.50 mg N=20 RT-111 0.75 mg N=20 Drug Signal Detected N=15 N=19 N=16 Number of ADA Positive Cases Total ADA Positive* N 4 2 6% 27% 11% 38% Incidence of ADAs *ADA positive post dosing, increase in titer compared to pre-dose level N=15 N=19 N=16

Summary RT-111 was well-tolerated No SAEs Oral delivery of Ustekinumab biosimilar via RaniPill with High Bioavailability No meaningful difference in ADA development via Rani route of delivery compared to SC injection

RT-111 Oral Ustekinumab Target Product Profile

Rani - Confidential Psoriasis Competitive Landscape – Select Injectables(1) Significant Potential Opportunity to Capture Portion of Psoriasis Market Based on Improvement in Convenience and Potential Improved Efficacy Humira Cosentyx Taltz Tremfya Skyrizi Stelara Potential RaniPill Opportunity Administration SC SC SC SC SC SC Oral Maintenance Frequency Q2W Q4W Q4W Q8W Quarterly Quarterly 3-Day Monthly Short Course Target TNF-α IL-17A IL-17A IL-23 IL-23 IL-12/IL-23 IL-12/IL-23 Revenue* $21.2B $4.8B $2.5B $2.7B $5.2B $9.7B -- Total Number Annual SC Injections 26 13-26 13 6-7 4 4 0 48-60 Week % Patients PASI 75** 63% 74% 74-83% 88% 92% 89% Efficacy Similar to Injectable 12 - 16 Week % Patients PASI 75** 71-78% 75-87% 87-90% 83-91% 87-89% 66-76% Targeting 81+% 17 SC = subcutaneous * Product revenue from all indications in 2022. ** Data do not represent head-to-head studies.

Rani - Confidential Psoriasis Competitive Landscape – Select Orals(2) Significant Potential Opportunity to Capture Portion of Psoriasis Market Based on Improvement in Convenience and Potential Improved Efficacy Otezla Sotyktu JNJ-2113*** (PTG-200) Potential RaniPill Opportunity Frequency BID Daily QD / BID 3-Day Monthly Short Course Target PDE4 TYK2 IL-23 IL-12/IL-23 Revenue* $2.2B $.1B (Q1-Q3 2023) NA -- Total Number of Pills 730 365 365 / 730 36 52 Week % Patients PASI 75** 61% 72.6% NA Efficacy Similar to Injectable 12 - 16 Week % Patients PASI 75** 33% 61% 65% / 79% Targeting 81+% 18 * Product revenue from all indications in 2022. unless otherwise indicated. *** Not yet approved. ** Data do not represent head-to-head studies.

Historical Data Shows Potential Opportunity to Improve Efficacy and Safety with Higher Loading Doses Dose Groups One 45mg dose One 90mg dose Four weekly 45mg dose Four weekly 90mg dose 75 PASI Score 52% 59% 67% 81% 90 PASI Score 23% 30% 44% 52% Patients with at least 1 AE 90% 81% 78% 68% Ustekinumab Efficacy at 12 Weeks* * Data from third party study - N Engl J Med 2007; 356:580-592 DOI: 10.1056/NEJMoa062382, February 8, 2008. Safety data at 20 weeks.

Historical Data Shows Potential Opportunity to Improve Efficacy and Safety with Higher Loading Doses Dose Groups One 45mg dose One 90mg dose Four weekly 45mg dose Four weekly 90mg dose 75 PASI Score 52% 59% 67% 81% 90 PASI Score 23% 30% 44% 52% Patients with at least 1 AE 90% 81% 78% 68% Ustekinumab Efficacy at 12 Weeks* * Data from third party study - N Engl J Med 2007; 356:580-592 DOI: 10.1056/NEJMoa062382, February 8, 2008. Safety data at 20 weeks.

Historical Data Shows Potential Opportunity to Improve Efficacy and Safety with Higher Loading Doses Dose Groups One 45mg dose One 90mg dose Four weekly 45mg dose Four weekly 90mg dose 75 PASI Score 52% 59% 67% 81% 90 PASI Score 23% 30% 44% 52% Patients with at least 1 AE 90% 81% 78% 68% Ustekinumab Efficacy at 12 Weeks* * Data from third party study - N Engl J Med 2007; 356:580-592 DOI: 10.1056/NEJMoa062382, February 8, 2008. Safety data at 20 weeks.

The RaniPill Could Enable Higher Loading Phase Doses with the Convenience of Oral Administration Simulated RaniPill+Ustekinumab Loading Dose Serum Concentrations at 12 Weeks Potential to reach PASI 75 = 81% at Week 12 Daily Oral Administration with RaniPill Could Deliver Higher Loading Dose Regimen   (RaniPill Dosing) Concentration (µg/ml) Days (Stelara Dosing) Potential for Better Treatment of Acute Flare Ups at the Start of Therapy Simulation based on ustekinumab published data (see Table 10 of BLA Number 125,261/ Supplement 150 of Janssen Biotech, Inc. submitted to FDA on September 30, 2019).

Current Stelara Maintenance Phase Concentration (µg/ml) Days Current maintenance dosing for Stelara is 1 injection every 12 weeks Infrequency of injection results in serum concentrations falling below therapeutic levels Target Therapeutic Concentration = .7 µg/ml Simulation based on ustekinumab published data (see Table 10 of BLA Number 125,261/ Supplement 150 of Janssen Biotech, Inc. submitted to FDA on September 30, 2019).

RaniPill + Ustekinumab Proposed Maintenance Dosing Concentration (µg/ml) Days Proposed RaniPill Dosing Target Therapeutic Concentration RaniPill may enable increased frequency of dosing which translates to: Lower peak-to-trough variability Tighter banding of therapeutic concentrations Simulation based on ustekinumab published data (see Table 10 of BLA Number 125,261/ Supplement 150 of Janssen Biotech, Inc. submitted to FDA on September 30, 2019).

Target Dosing: RaniPill + Ustekinumab Loading Phase Maintenance Phase DAILY 30-days of 7-12mg Daily Dosing  Potential for better early-onset clinical efficacy 7-12mg 3-day Monthly Short Course Potential for tighter banding of therapeutic concentration levels MONTHLY Total of 36 pills per year per patient

Advantages of RaniPill Technology in Psoriasis Other Oral Options Less Efficacious than Biologics Otezla, JAK Inhibitors Additional Safety Concerns JAK Inhibitors Inconvenient Dosing BID Dosing Protagonist, Otezla Injectables Inconvenient & Painful to Administer Dosing Regimen not Maximizing Clinical Efficacy Higher AE Profile Significant Penalty for Lapses in Patient Adherence Efficacy Comparable to Injectable Biologics More Convenient than Other Oral Options Potentially Safer Product More Forgiving of Lapses in Patient Adherence RaniPill Targets

Rani - Confidential Celltrion Supply Agreement Includes ROFN Potential to Disrupt Billion-Dollar Markets with First Oral Option for Biologic Therapies in Psoriasis and Psoriatic Arthritis Ustekinumab Biosimilar (RT-111) Combining proven, high value drugs with competitive and disruptive technology Two partnerships that validate the RaniPill platform Adalimumab Biosimilar (RT-105) Lead Indication: Psoriasis Market Size: $9.7B in Stelara (ustekinumab) sales worldwide in 2022 (3) Lead Indication: Psoriatic Arthritis Market Size: $21.2B in Humira (adalimumab) sales worldwide in 2022 (4) 27

Target Product Profile of RaniPill Products Convenience Dosing Flexibility Patient Preference Of a Pill Efficacy Long Half-Life Safety Of a Monoclonal Antibody More convenient than small molecule Equal or better efficacy compared to injectables Potentially lower AEs than injectable biologics & small molecule Goals

Rani - Confidential Thank You

Additional Updates

Transenteric Delivery of GLP-1/GIP/Glucagon Molecule Elicits Rapid Weight Loss in Beagle Dogs

Objective

- To evaluate the PK-PD profiles of Blinded Triagonist (a unimolecular incretin agonist for GLP-1, GIP and Glucagon receptors) in Beagle dogs delivered SC or via endoscopically guided transenteric injection (to mimic the Rani route of administration)

Subjects

- Beagles, adult male, 11 - 13 kg, Total N=10

Test Groups

- <u>Group 1 Transenteric (N=5)</u>: Triagonist, 0.12mg/kg (0.05ml/kg) injected via endoscopic access
- <u>Group 2 SC (N=5)</u>: Triagonist, 0.12mg/kg (0.04ml/kg) injected subcutaneously

Protocol

- All animals were dosed after an overnight fast
- Over 2 weeks, fasted body weights were taken, and blood samples were serially collected for tracking serum drug concentrations and various PD & safety biomarkers

Δ Body Weight (%)


Group 1
Group 2
0
-2
-4
-6
-8
-10
Δ Βοδψ Ωειγητ (%)

Δ Serum Cholesterol (%)


Group 1
Group 2
0
-5
-10
-15
-20
-25
D Cholesterol (%)

Δ Serum Triglycerides (%)


Group 1
Group 2
0
-10
-20
-30
-40
-50
-60
Δ Τριγλψχεριδεσ (%)

Group 1: Endoscopic
Group 2: SC

All data are Means ± SE

Rani THERAPEUTICS

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Obesity Market Potential Opportunity

	Wegovy	Mounjaro	Retatrutide	Oral Semaglutide	Orfoglipron	Danuglipron	Potential RaniPill Opportunity
Administration	SC	SC	SC	Oral	Oral	Oral	Oral
Frequency	Weekly	Weekly	Weekly	Daily	Daily	Twice Daily	Daily or Weekly
Target	GLP-1	Dual Agonist	Triagonist	GLP-1	GLP-1, small molecule	GLP-1, small molecule	Single, Dual and Triagonist
Dosing	2.4mg weekly	15mg weekly	12mg weekly	50mg daily	45mg daily	120mg twice daily	Comparable to SC
Mean Body Weight Loss	15%	21%	24%	15%	15%	NA	Targeting Comparability to SC
Discontinuation	7%	7%	6-16%	6%	10-17%	34%	Targeting Similar to SC

SC = subcutaneous

Significant Potential Opportunity to Capture Portion of Obesity Market Based on Competitive Landscape [5]

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Appendix

RT-111 Phase 1 Additional Data

Study Demographics – RT-111 Phase 1 Study BMI, Height and Weight data are Mean ± SD 35   SC 0.50 mg RT-111 0.50 mg RT-111 0.75 mg N 15 20 20 Mean Age, years 29.3 (19 - 49) 28.3 (20 - 39) 30 (20 - 58)         Race Hispanic 0% (0/15) 25% (5/20) 5% (1/20) White-non-Hispanic 60% (9/15) 35% (7/20) 75% (15/20) Asian 40% (6/15) 35% (7/20) 20% (4/20)         Body Mass Index (kg/m2) 23.8 ± 3.4 25.5 ± 3.7 22.9 ± 2.2 Height (cm) 172.7 ± 9.8 172 ± 9.7 170.2 ± 8.7 Weight (kg) 71.1 ± 12.7 76 ± 16.5 66.5 ± 9.5

PK Profiles of Oral Ustekinumab Biosimilar (RT-111) vs SC Stelara Injection


PK - ALL
Ustekinumab Concentration (ng/mL)
Time (Days)
RT-111, 0.75 mg (N=16)
RT-111, 0.50 mg (N=19)
SC, 0.50 mg (N=15)
0
20
40
60
80
100
0
7
14
21
28
35
42
49
56

	SC 0.50 mg	RT-111 0.50 mg	RT-111 0.75 mg
C_{max} (ng/ml)	56 ± 4	67 ± 7	92 ± 8
T_{max} (days)	10 ± 0.8	3.1 ± 0.2	3.3 ± 0.2
AUC (day*ng/mL)	1,566 ± 130	1,315 ± 150	1,814 ± 165


PK - ADA Negative
Ustekinumab Concentration (ng/mL)
Time (Days)
RT-111, 0.75 mg (N=10)
RT-111, 0.50 mg (N=17)
SC, 0.50 mg (N=11)
0
20
40
60
80
100
0
7
14
21
28
35
42
49
56

	SC 0.50 mg	RT-111 0.50 mg	RT-111 0.75 mg
C_{max} (ng/ml)	58 ± 6	67 ± 7	93 ± 12
T_{max} (days)	10.2 ± 0.9	3.2 ± 0.2	3.1 ± 0.4
AUC (day*ng/mL)	1,678 ± 112	1,365 ± 142	1,883 ± 162

Rani THERAPEUTICS

Data are Means ± SEM. Data are pending final QA review.

36

(1) Data of third party molecules are from separate studies published or disclosed by such third parties. Data are not from head-to-head studies. For Humira data and PASI 75 at 16 weeks, see tables 17-18 in U.S. prescribing information. For Humira PASI 75 at 48 weeks, see Table 3 of EMA Summary of Product Characteristics for Tremfya 100mg pre-filled pen and 100mg pre-filled syringe .For Humira revenues and Skyrizi revenues, see AbbVie press release dated February 9, 2023 (AbbVie Reports Full-Year and Fourth-Quarter 2022 Financial Results). For Cosentyx data and PASI 75 at 12 weeks, see U.S. prescribing information and for PASI 75 at 52 weeks for 300mg dose, see Table 4 in EMA Summary of Product Characteristics for Cosentyx 75mg. For Cosentyx revenues, see Novartis In Society Integrated Report 2022, Financial Performance..For Taltz data and PASI 75 data at 12 weeks, see U.S. prescribing information. For Taltz PASI 75 at 60 weeks, see Table 5 of EMA Summary of Product Characteristics for Taltz 80mg pre-filled syringe. For Taltz revenues, see Lilly press release dated February 2, 2023 (Lilly Reports Fourth-Quarter 2022 Financial Results, Core Business Growth and Pipeline Advancements Support Strong Long-Term Outlook). For Skyrizi data , see U.S. prescribing information. For Skyrizi PASI 75 at 12 weeks and 52 weeks, see Table 2 of EMA Summary of Product Characteristics for Skyrizi 150 mg pre-filled pen, and 75mg and 150mg pre-filled syringes. For Tremfya data and PASI 75 data at 16 weeks, see U.S. prescribing information. For Tremfya PASI 75 at 48 weeks, see Table 3 of EMA Summary of Product Characteristics for Tremfya 100mg pre-filled pen and 100mg pre-filled syringe. For Tremfya revenues, see DrugAnalyst market research database. For Stelara data and PASI 75 at 12 weeks, see U.S. prescribing information. For Stelara PASI 75 at 52 weeks, see EMA Summary Product Characteristics for Stelara 45mg and 90mg pre-filled pens. For Stelara revenues, see J&J annual earnings report for 2022. (2) Data of third party molecules are from separate studies published or disclosed by such third parties. Data are not from head-to-head studies. For Otezla PASI data, see Apremilast, an oral phosphodiesterase 4 (PDE4) inhibitor, in patients with moderate to severe plaque psoriasis: Results of a phase III, randomized, controlled trial (Efficacy and Safety Trial Evaluating the Effects of Apremilast in Psoriasis [ESTEEM] 1), Papp et al, Journal of the American Academy of Dermatology, Volume 73, Issue 1, P37-49, July 2015. For Otezla revenue, see Amgen press release dated January 31, 2023 (Amgen Reports Fourth Quarter and Full Year 2022 Financial Results). For Otezla pill number, see Otezla U.S. prescribing information. For Sotyktu PASI data, see Bristol Myers Squibb press release dated October 11, 2023 (Sotyktu (deucravacitinib) Long-Term Data Demonstrate Durable Efficacy and Consistent Safety for up to Three Years in Moderate-to-Severe Plaque Psoriasis. For Sotyktu revenue, see Bristol Myers Squibb quarterly earnings press releases dated April 27, 2023, July 27, 2023, and October 26, 2023. For Sotyktu pill number, see Sotyktu U.S. prescribing information. For JNJ-2113 (PTG-200), PASI 75 scores are for 100mg dose (daily and twice daily); see Johnson & Johnson press release dated July 4, 2023 (Janssen Announces Positive Topline Results for JNJ-2113 - a Novel, First and Only Oral IL-23 Receptor Antagonist Peptide in Development for Moderate-to-Severe Plaque Psoriasis). (3) Johnson & Johnson 2022 Annual Report. (4) Abbvie 2022 Annual Report. (5) Data of third party molecules are from separate studies published or disclosed by such third parties. Data are not from head-to-head studies. For Wegovy, see prescribing information. For Mounjaro, see prescribing information and press release Lilly's tirzepatide delivered up to 22.5% weight loss in adults with obesity or overweight in SURMOUNT-1, Eli Lilly and Company, April 28, 2022. For oral semaglutide, The Lancet, Oral semaglutide 50 mg taken once per day in adults with overweight or obesity (OASIS 1): a randomized, double-blind, placebo-controlled, phase 3 trial, Knop et al, June 26, 2023, Doi.org/10.1016/ S0140-6736(23)01185-6. For retatrutide, (dosing and weight loss) press release, Lilly’s phase 2 retatrutide results published in The New England Journal of Medicine show the investigational molecule achieved up to 17.5% mean weight reduction at 24 weeks in adults with obesity and overweight, Eli Lilly & Company, June 26, 2023. (Discontinuation) New England Journal of Medicine, Triple-Hormone-Receptor Agonist Retatrutide for Obesity - A Phase 2 Trial, Jastreboff et al, June 26, 2023, DOI: 10.1056/NEJMoa2301972. For orfoglipron, (Dosing and weight loss) New England Journal of Medicine, 389:877-888, DOI: 10.1056/NEJMoa2302392, September 7, 2023. (Discontinuation) New England Journal of Medicine, Daily Oral GLP-1 Receptor Agonist Orforglipron for Adults with Obesity, Wharton et al, June 23, 2023, DOI: 10.1056/NEJMoa2302392. For danuglipron, (discontinuation rate) Everyday Health, Could This Pill Be the Next Ozempic?, Ross Wollen, May 22, 2023. (Dosing) JAMA Network Open 2023;6(5):e2314493. Doi:10.1001/jamanetworkopen.2023.14493. References